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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





        Date of Report (Date of earliest event reported): March 12, 2003





                                   VALERO L.P.
             (Exact name of registrant as specified in its charter)





          DELAWARE                     1-16417                74-2956831
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)



            ONE VALERO PLACE                                     78212
           SAN ANTONIO, TEXAS                                  (Zip Code)
(Address of principal executive offices)




                                 (210) 370-2000
              (Registrant's telephone number, including area code)

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ITEM 5.     OTHER EVENTS.

            Valero L.P. (the "Partnership"), is filing this Current Report on Form 8-K in connection with the public offering (the "Offering") of up to 6,612,500 common units (the "Offered Units") representing limited partner interests in the Partnership, including common units issuable pursuant to an over-allotment option granted to underwriters, under the Partnership's shelf registration statement on Form S-3 (Registration No. 333-89978) (the "Registration Statement"), as supplemented by the Prospectus Supplement dated March 12, 2003 relating to the Offered Units filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The sale price of the common units was $36.75 per unit with an underwriting discount of $1.56.

            In connection with the Offering, the Partnership entered into an underwriting agreement on March 12, 2003, with Lehman Brothers Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., UBS Warburg LLC, Credit Suisse First Boston LLC, RBC Dain Rauscher Inc. and Sanders Morris Harris Inc. Concurrently with the underwriting agreement, the Partnership and UDS Logistics, LLC also entered into a common unit redemption agreement on March 12, 2003 for the redemption from UDS Logistics, LLC, an indirect wholly owned subsidiary of Valero Energy Corporation, of 3,809,750 common units for an aggregate redemption price of $134,065,100, or $35.19 per unit, which is equal to the net proceeds per unit received in the Offering.

            The opinions of Andrews & Kurth L.L.P. attached as exhibits to this Current Report relate to the Offering, and the opinion as to certain tax matters (Exhibit 8.1) replaces, with respect to the Offering, the opinions as to tax matters previously filed as exhibits to the Registration Statement. The opinions of Andrews & Kurth L.L.P. are being filed as exhibits to this Current Report in lieu of filing them as exhibits to the Registration Statement by means of a post-effective amendment. Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statement. Accordingly, such exhibits are also incorporated by reference into the Registration Statement as exhibits thereto.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    EXHIBIT

              Exhibit No.    Description
              -----------    -----------

              1.1 Underwriting Agreement dated March 12, 2003 by and among Valero L.P., Riverwalk Logistics, L.P., Valero GP, LLC, Valero Logistics Operations, L.P., Valero GP, Inc., Lehman Brothers Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., UBS Warburg LLC, Credit Suisse First Boston LLC, RBC Dain Rauscher Inc. and Sanders Morris Harris Inc.

              5.1 Opinion of Andrews & Kurth L.L.P. as to the legality of the securities registered.

              8.1 Opinion of Andrews & Kurth L.L.P. as to certain tax matters.

              10.1 Common Unit Redemption Agreement dated March 12, 2003 by and among Valero L.P. and UDS Logistics, LLC.

              23.1 Consent of Andrews & Kurth L.L.P. (included in Exhibits 5.1 and 8.1).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Valero L.P.

                                        By: Riverwalk Logistics, L.P.
                                        its general partner

                                        By:  Valero GP, LLC
                                             its general partner


Dated:   March 14, 2003                 By:  /s/ BRADLEY C. BARRON
                                             ---------------------
                                        Name:  Bradley C. Barron
                                        Title: Corporate Secretary
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                                EXHIBIT INDEX


 Exhibit No.       Description
 -----------       -----------

    1.1 Underwriting Agreement dated March 12, 2003 by and among Valero L.P., Riverwalk Logistics, L.P., Valero GP, LLC, Valero Logistics Operations, L.P., Valero GP, Inc., Lehman Brothers Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., UBS Warburg LLC, Credit Suisse First Boston LLC, RBC Dain Rauscher Inc.
                   and Sanders Morris Harris Inc.

    5.1 Opinion of Andrews & Kurth L.L.P. as to the legality of the securities registered.

    8.1            Opinion of Andrews & Kurth L.L.P. as to certain tax matters.

    10.1 Common Unit Redemption Agreement dated March 12, 2003 by and among Valero L.P. and UDS Logistics, LLC.

    23.1 Consent of Andrews & Kurth L.L.P. (included in Exhibits 5.1 and 8.1).